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                                                                   EXHIBIT 10.44

                             NOTE PURCHASE AGREEMENT

         THIS NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of October 9, 2003, is executed by and between ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), and ALLSTATE INSURANCE COMPANY (the "Lender").

                                    WHEREAS:

         A. The Lender desires to purchase, upon the terms and conditions stated in this Agreement, Two Million Six Hundred Thousand Dollars ($2,600,000) (the "Principal Amount") in aggregate principal amount of the Promissory Note of the Company, in the form attached hereto as Exhibit A (the "Note").

         B. The Note shall bear interest at the rate of nineteen and 75/100 percent (19.75%) per annum, payable April 1, 2004, and on each April 1 and October 1 thereafter.

NOW, THEREFORE, the Company and the Lender hereby agree as follows:

1.       PURCHASE AND SALE OF NOTE

         (a) Purchase of the Note. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to Lender, and the Lender agrees to purchase from the Company, the Note.

         (b) Form of Payment. On the Closing Date, the Lender shall pay the aggregate Principal Amount of the Note hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed Note being purchased by such Lender, and the Company shall deliver such the Note against delivery of such aggregate Principal Amount.

         (c) Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the "Closing") shall be 12:00 noon, prevailing central time, on October 9, 2003, or such other time as may be mutually agreed upon by the parties (the "Closing Date"). The Closing shall occur at the offices of the Lender.

2. LENDER'S REPRESENTATIONS AND WARRANTIES. The Lender represents and warrants to the Company as follows:

         (a) Investment Purpose. The Lender is purchasing the Note for the Lender's own account for investment purposes and not with a present view towards the public sale or

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distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and sales registered under the Securities Act. The Lender understands that the Lender must bear the economic risk of this investment indefinitely, unless the Note is registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Lender does not agree to hold the Note for any minimum or other specific term and reserves the right to dispose of the Note at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

         (b) Accredited Investor Status. The Lender is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         (c) Reliance. The Lender understands that the Company is relying upon the truth and accuracy of, and the Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein.

         (d) Information. The Lender has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note which have been specifically requested by the Lender or its counsel. The Lender has been afforded the opportunity to ask questions of the Company and has received what the Lender believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Lender or its counsel or any of its representatives shall modify, amend or affect the Lender's right to rely on the Company's representations and warranties contained in Section 3 below. The Lender understands that its investment in the Note involves a high degree of risk.

         (e) Governmental Review. The Lender understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Note.

         (f) Transfer or Resale. The Lender understands that (i) the Note has not been and is not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Lender shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Note to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (d) sold or transferred to an affiliate of the Lender; and (ii) neither the Company nor any other person is under any obligation to register such Note under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         (g) Legends. The Lender understands that the Note may bear a restrictive legend in substantially the following form:

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         The security represented by this certificate has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The security represented hereby may not be offered or sold in the absence of an effective registration statement for the Note under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Note upon which such legend is stamped, if, unless otherwise required by state securities laws, (a) the sale of the Note is registered under the Securities Act or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of the Note may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that the Note can be sold under Rule 144.

         (h) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Lender and is a valid and binding agreement of the Lender enforceable in accordance with its terms.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants as follows:

         (a) Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Note, (ii) the ability of the Company to perform its obligations hereunder and under the Note or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

         (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Note and the Security Documents (as defined in Section 5 hereof), and to issue and sell the Note in accordance with the terms; (ii) the execution, delivery and performance of this Agreement, the Note and the Security Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors or its stockholders is required (under the rules promulgated by the National Association of Securities Dealers ("NASD") or otherwise); (iii) this Agreement, the Note and the Security Documents have been duly executed and delivered by the Company; and (iv) this Agreement, the Note and

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the Security Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

         (c) Organization. The Company has furnished to the Lender true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation") and the Company's By-laws as in effect on the date hereof (the "By-laws).

         (d) No Conflicts. The execution, delivery and performance of this Agreement, the Note and the Security Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as the
Note is outstanding or any Lender beneficially owns any of the Note, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect.

         (e) SEC Documents. Financial Statements. Since December 31, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and after December 31, 1993, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order

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to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be updated or amended under applicable law. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable will respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments).

         (f) Absence of Certain Changes. Since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in writing to the Lender or in the SEC Documents filed prior to the date hereof.

         (g) Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof, or as otherwise disclosed in writing to the Lender prior to the execution hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which will have a Material Adverse Effect, and there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

         (h) Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form l0-K for the fiscal year ended December 31, 2002. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Except as disclosed in the SEC Documents filed prior to the date hereof, or as otherwise disclosed in writing to the Lender prior to the execution hereof, neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance

                                     - 5 -

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to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. Except as disclosed in the SEC Documents filed prior to the date hereof, or as otherwise disclosed in writing to the Lender prior to the execution hereof, the Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company of its subsidiaries.

         (i) Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate; payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         (j) Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Lender pursuant to
Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date- hereof by the Company under the Securities Act with respect to a primary issuance of the Company's Note.

         (k) Acknowledgment Regarding the Lender's Purchase of the Note. The Company acknowledges and agrees that the Lender is acting not as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and that any statement made by the Lender or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Lender's purchase of Note and has not been relied upon by the Company, its officers or directors in any way. The interest rate on the Note has been determined by the Company and the Lender based upon good faith negotiations, and the relationship between the Company and the Lender is "arms length."

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         (l)      No General Solicitation. Neither the Company nor any
distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Note being offered hereby.

         (m) Brokers. The Company bas taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Lender relating to this Agreement or the transactions contemplated hereby.

         (n) Tax Status. Except as may be set forth in the SEC Documents filed prior to the date hereof, the Company and each of its subsidiaries has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

         (o) Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except as provided in Section 5(b) hereof or in the commitment to insure title delivered with respect to the indebtedness described in Section 5(b) hereof, or such as do not materially affect the value or such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         (p) Absence of Events of Default. No Event of Default (as defined in the Note) or event which, with the giving of notice or the passage of time or both, would become an Event of Default, has occurred and is continuing.

4.       COVENANTS.

         (a) Best Effort. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

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         (b)      Use of Proceeds. The Company shall use the proceeds from the sale of the Note as set forth on Exhibit D hereto.

5.       SECURITY.

         (a) Security Documents. The obligation of the Company hereunder and under the Note shall be secured by the following (the "Security Documents");

                  (i) a Subordinate Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement delivered with respect to certain property of the Company located in Lowell, Arkansas (the "Subordinate Lowell Mortgage");

                  (ii) a Subordinate Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement delivered with respect to certain property of the Company located in Springdale, Arkansas (the "Subordinate Springdale Mortgage"); and

                  (iii) a Subordinate Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement delivered with respect to certain property of the Company located in Junction, Texas ( the "Subordinate Junction Deed of Trust"); and

                  (iv) a Subordinate Patent and Trademark Security Agreement (the Subordinate Security Agreement").

         (b) Superior Indebtedness. The Note and the Security Documents shall, to the extent and in the manner hereinafter set forth, be fully subordinated to the Superior Indebtedness, as herein defined. For all purposes of this Agreement, the term "Superior Indebtedness" shall mean (i) all obligations of this Company arising under (A) the Mortgage and Loan Agreement, dated as of September 15, 2003 (the "Bond Loan Agreement"), by and between the City of Springdale, Arkansas, and the Company, the interests of the City in which have been assigned to Regions Bank (the "Trustee"), (B) the Lowell Mortgage (within the meaning of the Bond Loan Agreement), or (C) the Junction Deed of Trust (within the meaning of the Bond Loan Agreement) (together, the "Bond Documents"), as each may be supplemented and modified to the date hereof, or as the same may hereafter from time to time be further supplemented and modified and any other obligations secured by or evidencing, directly or indirectly, obligations evidenced by such Bond Documents, including post-petition interest, and (ii) all obligations of the Company secured on a parity with the obligations of the Company arising under the Bond Loan Agreement, as provided therein.

         (c) Limitation on Action. No action or proceedings, judicial or otherwise (including without limitation the commencement of or joinder in any bankruptcy or liquidation), shall be instituted or pursued by the Lender, nor shall the Lender take steps to enforce other judgments or encumbrances on assets of the Company pledged to the payment of the obligations of the Company arising hereunder (an "Enforcement Action"), other than an action to compel specific performance and other than an action with respect to any collateral pledged to the payment of the Note and not pledged to the payment of the Superior Indebtedness, unless all holders (the

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"Bondholders") of the City of Springdale, Arkansas Industrial Development
Refunding Revenue Bonds (Advanced Environmental Recycling Technologies, Inc. Project) Series 2003 (the "Bonds") shall have consented thereto, or the Bondholders shall have been paid in full or provision therefor shall have been made.

         (d) Limitation on Payment. No payment on account of principal, premium, if any, sinking funds or interest on the Note shall be made, nor shall any property or assets pledged to the payment of the obligations of the Company arising hereunder, other than collateral pledged to the payment of the Note and not pledged to the payment of the Superior Indebtedness, be applied to the payment or prepayment of the Note, unless payment of all amounts then due and payable for principal, premium, if any, sinking funds and interest on Superior Indebtedness has been made or duly provided for in accordance with the terms of the Bond Documents. No payment of principal of and interest on and other amounts due hereunder or under the Note may be made prior to full payment of Superior Indebtedness (other than payment derived with respect to collateral pledged to the payment of the Note and not pledged to the payment of the Superior Indebtedness), if, at the time of such payment or application or immediately after giving effect thereto, (i) there shall exist any default in the payment of principal, premium, if any, sinking funds or interest with respect to the Bonds or any Superior Indebtedness, or (ii) there shall have occurred an Event of Default (as defined in the Bond Loan Agreement) (other than a default in the payment of principal, premium, if any, sinking funds or interest) with respect to the Bonds or any Superior Indebtedness permitting the Trustee for the holders of the Bonds to accelerate the maturity thereof, and written notice of such occurrence shall have been given to the Lender and such event of default shall not have been cured or waived or shall not have ceased to exist.

         (e) Payment of Superior Indebtedness. Upon (i) any acceleration of maturity of the principal amount due on the Note or (ii) any payment or distribution of any kind or character, whether in cash, property or securities (other than payment derived with respect to collateral pledged to the payment of the Note and not pledged to the payment of the Superior Indebtedness), upon any dissolution or winding-up or total or partial liquidation, reorganization or arrangement of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal, premium, if any, and interest due or to become due upon the Bonds and all Superior Indebtedness shall first be paid in full, or payment thereof provided for in accordance with the terms of the Indenture (as defined in the Bond Loan Agreement) before any payment is made on account of the principal, premium, if any, or interest on the Note (other than payment derived with respect to collateral pledged to the payment of the Note and not pledged to the payment of the Superior Indebtedness), and upon any such dissolution or winding-up or liquidation, reorganization or arrangement, any payment or distribution of any kind or character, whether in cash, property or securities, to which the Lender would be entitled, except for the provisions hereof, shall be paid by the Company, or by a receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, to the Trustee for the Bondholders to the extent necessary to pay all Superior Indebtedness in full, before any payment or distribution is made to the Lender.

         (f) Application of Payments. In the event that, in violation of any of the foregoing provisions, any payment or distribution of any kind or character, whether in cash, property or

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securities, shall be received by the Lender before all Bonds and Superior
Indebtedness are paid in full or provision for such payment in accordance with the terms of the Indenture, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to the Trustee for application to the payment of all Bonds remaining unpaid to the extent necessary to pay all such Bonds in full in accordance with its terms.

         (g) No Prejudice. Neither the Trustee nor any present or future holder of any Bonds shall be prejudiced in any right to enforce subordination of the indebtedness evidenced by the Note by any act or failure to act on the part of the Company or anyone in custody of its assets or property.

         (h) Enforcement. The subordination provisions of this Section 5 shall be for the benefit of the holders of Bonds and may be enforced by the Trustee against the Lender or any trustee therefor. The subordination provisions of this Section 5 are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holder of the Note on the other hand, and that nothing therein shall impair, as between the Company and the Lender, the obligation of the Company, which is unconditional and absolute, to pay to the holder of the Note the principal thereof, premium, if any, and interest thereon, in accordance with the terms hereof, nor shall anything herein prevent the holder of the Note or any trustee on its behalf from exercising all remedies otherwise permitted by applicable law or hereunder upon default thereunder, subject to the rights set forth above of the holders of Superior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holder of the Note. Upon any payment or distribution of assets of the Company of the character referred to in paragraph (f) above, the holder\ of the Note shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding-up, liquidation, reorganization or arrangement proceedings are pending, and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any such payment or distribution, delivered to the holder of the Note for the purpose of ascertaining the persons entitled to participate in such distribution, the holder of the Note and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the foregoing provisions. No holder of the Note shall be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by such, unless and until such holder has actual notice or shall have received notice thereof from the Company, the Trustee or one or more holders of Superior Indebtedness. The Company hereby covenants and agrees in each case to provide such notice.

         (i) Accounts Receivable Pledge. The Company shall be entitled to pledge any accounts receivable and inventory, on a basis senior to the pledge therefor provided in the Bond Loan Documents, and on a basis senior to any pledge provided by the Company to secure its obligations arising hereunder, to secure the payment of indebtedness in the form of a revolving credit or similar agreement, in a maximum principal amount equal to 85% of such accounts receivables plus 50% of inventory value.

         (j) Purchase Order Pledge. In addition, the Company shall be entitled to pledge purchase order receipts from Approved Purchasers and to pledge inventory with respect thereto on a basis senior to the pledge herein provided, to secure the payment of Indebtedness in a

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maximum principal amount equal to 95% of the principal amount of such purchase orders. . The terms of such indebtedness shall require that the principal balance of such indebtedness be reduced to $0 for a period of not less than three consecutive business days annually. As used herein, "Approved Purchasers" means (i) Weyerhaeuser Company or any division or subsidiary or parent thereof,
(ii) Lowe's Companies, Inc. or any division or subsidiary or parent thereof, and
(iii) any additional purchaser approved by the Lenders of a majority in principal amount of the Bonds.

         (k) Additional Documents. The Lender agrees to execute such subordination or similar agreements as reasonably requested by the Company with respect to any accounts receivable, purchase order and inventory pledge provided for in paragraph (i) or paragraph (j) above. In the event the Company is unable, following a reasonable good faith effort, as certified to the Lender, to obtain a commitment from a lending institution to provide either such credit arrangements, the Company may submit revised proposed lending terms to the Lender requesting a consent to such terms, which consent shall not be unreasonably withheld.

         (l) Patent Security. The provisions of the Subordinate Security Agreement shall control all security and other interests of the Lender in "collateral," as therein defined, to the extent the same shall be inconsistent with the terms hereof or of the Subordinate Lowell Mortgage, the Subordinate Springdale Mortgage or the Subordinate Junction Deed of Trust.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Note to the Lender is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) Execution of Agreement. The Lender shall have executed this Agreement and delivered the same to the Company.

         (b) Payment. The Lender shall have delivered the aggregate Principal Amount of the Note.

         (c) Representations. The representations and warranties of the Lender shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Lender shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed satisfied or complied with by the Lender at or prior to the Closing Date.

         (d) Enactments. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.       CONDITIONS TO EACH LENDER'S OBLIGATION TO PURCHASE.

         The obligation of the Lender hereunder to purchase the Note hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Lender's sole benefit and may be waived by the Lender at any time in the Lender's sole discretion:

         (a) Execution of Agreement. The Company shall have executed this Agreement and delivered the same to such Lender.

         (b) Delivery of Note. The Company shall have delivered to the Lender the duly executed Note.

         (c) Delivery of Security Documents. The Company shall have delivered to the Lender the duly executed Security Documents.

         (d) Representation. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

         (e) Enactments. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         (f) Material Changes. No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

         (g) Opinions. The Company shall have delivered to the Lender the opinions of counsel in the forms attached hereto as Exhibits B and C respectively.

8.       GOVERNING LAW; MISCELLANEOUS.

         (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois, without giving effect to the principles of conflict of laws. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the City of Chicago in the State of Illinois in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Lender to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission or a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

         (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (e) Entire Agreement; Amendments. This Agreement and the other agreements and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Lender make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Lender.

         (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

                  ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC. P.O. Box 1237
                  Springdale, AR 72765
                  Delivery: 914 North Jefferson
                  Springdale, AR 72764
                  Attention: Chief Executive Officer

         If to the Lender:

                  ALLSTATE INSURANCE COMPANY
                  3075 Sanders Road, Suite G3A
                  Northbrook, IL 60062
                  Attn: Municipal Bond Portfolio Manager

         Each party shall provide notice to the other parties of any change in address.

         (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Lender shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, any Lender may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit a Lender's right to transfer the Note pursuant to the terms of this Agreement or the Note or to assign such Lender's rights hereunder and/or thereunder to any such transferee.

         (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (j) Joint Participation in Drafting. Each party to this Agreement bas participated in the negotiation and drafting of this Agreement, the Note and the Security Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Lender and the Company have caused this Agreement to be duly executed as of the date first above written

COMPANY:

ADVANCED ENVIRONMENTAL RECYCLING
TECHNOLOGIES, INC.

By: /s/ JOE G. BROOKS
Name: Joe G. Brooks

Title: Co-CEO
       --------------------------------

LENDER:

ALLSTATE INSURANCE COMPANY

By: /s/ STEPHEN S. PETERSON
Name: Stephen S. Peterson

Title: Authorized Signatory
       --------------------------------

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